                                                                    Exhibit 23.1

                         Independent Auditors' Consent


The Board of Directors
Easy Money Holding Corporation and Subsidiaries:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG
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Norfolk, Virginia
January 30, 2002